UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

EURONET WORLDWIDE INC

(Exact name of registrant as specified in its charter)

Delaware	001-31648	74-2806888
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 300 Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 327-4200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EEFT	Nasdaq Global Select Market
1.375% Senior Notes due 2026	EEFT26	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2024, Euronet Worldwide, Inc. (the "Company") amended its existing unsecured revolving Credit Agreement (the "Agreement") to increase the facility from $1.25 billion to $1.9 billion. The Company also extended the maturity date by five years from December 17, 2024 to December 17, 2029.

The amended credit facility includes a multi-currency borrowing tranche totaling $1.685 billion and a USD borrowing tranche totaling $215 million. The amended facility also removes the credit spread adjustment on SOFR and SONIA borrowings. All other terms remain substantially the same as the Company’s prior credit facility.

The Agreement contains customary affirmative and negative covenants, events of default and financial covenants, including (all as defined in the Agreement): (i) a Consolidated Total Leverage Ratio, depending on certain circumstances defined in the Agreement, not to exceed a range between 3.5 to 1.0 and 4.5 to 1.0; and (ii) a Consolidated Interest Coverage Ratio of not less than 3.0 to 1.0.

The above description of the Agreement is a summary and does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On December 17, 2024, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amended and Restated Credit Agreement dated December 17, 2024
99.1	Press Release of Euronet Worldwide, Inc. dated December 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Adam Godderz
Adam Godderz
General Counsel and Secretary

Date: December 19, 2024

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Second Amended and Restated Credit Agreement dated December 17, 2024
99.1	Press Release of Euronet Worldwide, Inc. dated December 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3